                                                                    EXHIBIT 99.5

                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
                       5.85% Senior Secured Notes due 2001
                      6.339% Senior Secured Notes due 2009
                      6.927% Senior Secured Bonds due 2029
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                            MIDAMERICAN FUNDING, LLC
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED [___________], 1999

         As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for the 5.85% Senior Secured Notes due 2001, the 6.339% Senior Secured Notes due 2009 and/or the 6.927% Senior Secured Securities due 2029 (collectively, the "Initial Securities") of MidAmerican Funding, LLC, are not immediately available, (ii) time will not permit a holder's Initial Securities or other required documents to reach The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON [____________] (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY MIDAMERICAN FUNDING.
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

                                   DELIVER TO:

    By Registered or Certified Mail:           By Hand or Overnight Delivery:

          The Bank of New York                      The Bank of New York
           101 Barclay Street                        101 Barclay Street
        New York, New York 10286                  New York, New York 10286
        Attention: [____________]                 Attention: [____________]



                                  By Facsimile:
                          (Eligible Institutions Only)

                                ([__]) [_______]


                               For Information or
                           Confirmation by Telephone:

                                ([__]) [_______]


     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR
        TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE
       OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to MidAmerican Funding, LLC, upon the terms and subject to the conditions set forth in the Prospectus dated [__________], 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Initial Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

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Name(s) of Registered Holder(s):
                                ------------------------------------------------

Aggregate Principal Amount of
5.85% Senior Secured Notes due 2001 Tendered: $
                                               ---------------------------------

Aggregate Principal Amount of
6.339% Senior Secured Notes due 2009 Tendered: $
                                                --------------------------------

Aggregate Principal Amount of
6.927% Senior Secured Bonds due 2029 Tendered: $
                                                --------------------------------

Certificate No.(s)
(if available):
               -----------------------------------------------------------------

(Total Principal Amount Represented by
Initial Securities Certificate(s)):
                                   ---------------------------------------------
$
 -------------------------------------------------------------------------------

If Initial Securities will be tendered by book-entry transfer, provide the following information;

DTC Account Number:
                   -------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

* Must be in denominations of $1,000 and any integral multiple thereof.
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         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE
X
 ----------------------------------         -----------------------------------

X
 ----------------------------------         -----------------------------------
      Signature(s) or Owner(s)                                Date
      or Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------------------------

         Must be signed by the holder(s) of the Initial Securities as their name(s) appear(s) on certificates for Initial Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Capacity:
         ----------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

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                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.



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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Initial Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Securities to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Initial Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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-----------------------------------          -----------------------------------
          Name of Firm                             Authorized Signature

-----------------------------------          -----------------------------------
            Address                                       Title

-----------------------------------          -----------------------------------
            Zip Code                               (Please Type or Print)

Area Code and Telephone
No.:                                         Dated:
    -------------------------------                -----------------------------
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NOTE:  DO NOT SEND CERTIFICATES FOR INITIAL SECURITIES WITH THIS FORM.